                                                                    EXHIBIT 99.1

                     OFFICE OF THE U.S. TRUSTEE - REGION 3             EXHIBIT 2

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th of the month following the end of the month covered by the report.


Debtor Name:           Edison Brothers Stores, Inc. et al.

Case Number:           99-529 (MFW) through 99-536 (MFW)

     For the month of  October 1999 (Fiscal Month Ending October 30, 1999)
                       --------------------------------------------

----------------------------------------------------------------------------------------
                                                 Document     Previously    Explanatio
     Required Documents                          Attached      Submitted     Attached
----------------------------------------------------------------------------------------
1.   Income Statement.                           (   X   )     (       )     (       )

2.   Balance Sheet.                              (   X   )     (       )     (       )

3.   Statement of Cash Receipts                  (   X   )     (       )     (   X   )
     and Disbursements.

4.   Statement of Aged Receivables.              (       )     (       )     (   X   )

5.   Statement of Aged Payables.                 (   X   )     (       )     (   X   )

6.   Statement of Operations, Taxes,             (       )     (       )     (   X   )
     Insurance and Personnel.

7.   Tax Receipts.                               (       )     (       )     (   X   )

8.   Other documents/reports as                  (   X   )     (       )     (       )
     required by the U.S. Trustee:
     Summary of Cash Disbursements by Category
     -----------------------------------------
     Taxes Payable Rollforward
     -----------------------------------------

The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.

 By:  /s/ Judith M. Abrams                Dated: November 30, 1999
      --------------------------------           ------------
      Judith M. Abrams
      Vice President, Controller
      --------------------------------
      Title of Debtor Representative

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT


The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT


Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))
Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - Unaudited
(Dollars in millions)


ASSETS                                                           October 30, 1999       March 8, 1999
============================================================     ================       =============
CURRENT ASSETS
   Cash and cash equivalents                                        $    56.8             $    13.0
   Merchandise inventories                                                0.0                 155.7
   Prepaid expenses                                                       0.0                   2.8
   Other current assets                                                   5.0                   4.7
------------------------------------------------------------        ------------          ------------
              TOTAL CURRENT ASSETS                                       61.8                 176.2

Assets Held for Sale                                                      9.8                   8.2
Property and Equipment, net                                               0.0                 109.4
Intangible Assets, net                                                    0.0                   1.8
Reorganization Value in Excess of Identifiable Assets, net                0.0                  25.2
Prepaid Pension Expense                                                  16.9                  18.1
Other Assets                                                              1.6                   4.2
------------------------------------------------------------        ------------          ------------
                  TOTAL ASSETS                                      $    90.1             $   343.1
============================================================        ============          ============
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

   Short-term borrowings                                            $       -             $    51.1
   Accounts payable                                                       1.6                  48.2
   Payroll and vacations                                                  0.4                   6.9
   Other taxes                                                            0.6                  13.0
   Other current liabilities                                              9.9                  22.8
------------------------------------------------------------        ------------          ------------
              TOTAL CURRENT LIABILITIES                                  12.5                 142.0

Liabilities Subject to Compromise                                       171.5                 126.9
Long-Term Debt                                                            0.0                   0.0
Postretirement and Other Employee Benefits                               38.5                  44.5
Other Liabilities                                                         0.5                   3.9
COMMON STOCKHOLDERS' EQUITY

   Common stock                                                           0.1                   0.1
   Capital in excess of par value                                       130.5                 130.5
   Common stock warrants                                                  7.0                   7.0
   Accumulated deficit                                                 (268.9)               (110.2)
   Foreign currency translation adjustment                               (1.6)                 (1.6)
------------------------------------------------------------        ------------          ------------
              TOTAL COMMON STOCKHOLDERS' EQUITY                        (132.9)                 25.8
------------------------------------------------------------        ------------          ------------
                  TOTAL LIABILITIES AND EQUITY                      $    90.1             $   343.1
============================================================        ============          ============

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES.  INCLUSION OF

THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - Unaudited
(Dollars in millions)


                                                   4 Weeks Ended        33.8 Weeks Ended
                                                  October 30, 1999      October 30, 1999
--------------------------------------------      ----------------      ----------------
NET SALES                                           $           -        $       227.0
--------------------------------------------      ----------------      ----------------
Cost of goods sold, occupancy,
  and buying expenses                                          1.0               170.2
Store operating and administrative expenses                    1.9                88.3
Depreciation and amortization                                  0.0                11.1
Interest (income )/expense, net                               (0.2)               (0.1)
(Gain)/Loss on Disposition of Assets                          (0.1)              113.4
Other                                                         (0.3)                2.5
--------------------------------------------      ----------------      ----------------
TOTAL EXPENSES                                                 2.3               385.4
--------------------------------------------      ----------------      ----------------
LOSS BEFORE INCOME TAXES                                      (2.3)             (158.4)
Income tax provision                                           0.0                 0.3
--------------------------------------------      ----------------      ----------------
NET INCOME (LOSS)                                   $         (2.3)      $      (158.7)
============================================      ================      ================

THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES.  INCLUSION OF

THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - Unaudited
(Dollars in millions)


                                                                 4 Weeks Ended     33.8 Weeks Ended
                                                                October 30, 1999   October 30, 1999
------------------------------------------------------------    ----------------   ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:

  Net Loss                                                       $        (2.3)      $      (158.7)
    Adjustments to reconcile net loss to net cash
      provided by (used in) operating activities:
        Depreciation and amortization                                      0.0                11.1
        (Gain)/Loss on disposal of property and equipment                 (0.1)               88.2
        Restructuring and reorganization expenses,
        Working capital changes                                            1.1               122.5
        Other                                                             (0.2)                0.5
    Activity in connection with the Chapter 11 proceedings,
      noncash portion                                                      0.9                23.3
------------------------------------------------------------     --------------      --------------
  Total Operating Activities                                              (0.6)               86.9
------------------------------------------------------------     --------------      --------------
CASH FLOWS FROM INVESTING ACTIVITES:
  Disposal of assets held for sale                                         2.2                 7.8
  Other                                                                   (0.0)                0.5
------------------------------------------------------------     --------------      --------------
  Total Investing Activities                                               2.2                 8.3
------------------------------------------------------------     --------------      --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on capital lease obligation                                    (0.0)               (0.3)
  Decrease in short-term borrowings                                       ----               (51.1)
------------------------------------------------------------     --------------      --------------
  Total Financing Activities                                              (0.0)              (51.4)
------------------------------------------------------------     --------------      --------------
Effect of exchange rate changes on cash                                   ----                ----
------------------------------------------------------------     --------------      --------------
CASH PROVIDED (USED)                                                       1.6                43.8
Beginning cash and cash equivalents                                       55.2                13.0
------------------------------------------------------------     --------------      --------------
ENDING CASH AND CASH EQUIVALENTS                                 $        56.8       $        56.8
============================================================     ==============      ==============


THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES.  INCLUSION OF

THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

                 STATEMENT  OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
   FROM:     10/03/99
   THROUGH:  10/30/99

BANK TRANSACTIONS...

---------------------------------------------------------------------------------------------------------------------------
                                 FIRST UNION     MERCANTILE                     FEDERATED       BANK OF        TOTAL
                                NATIONAL BANK   NATIONAL BANK  MERRILL LYNCH    INVESTORS     NOVA SCOTIA
                                    (a)         OF ST. LOUIS        (c)            (d)            (e)
                                                    (b)
---------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE     $59,306.28      $64,655.08       $0.00      $27,325,573.94   $15,957.69   $27,465,492.99
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)         1,944,738.87      201,715.49        0.00          875,000.00         0.00    $3,021,454.36
---------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD      (2,003,412.06)           0.00        0.00                0.00        (0.62)  ($2,003,412.68)
---------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE           $633.09     $266,370.57       $0.00      $28,200,573.94   $15,957.07   $28,483,534.67
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                     CONGRESS
                                     FINANCIAL          NET POSITION
                                 REVOLVING CREDIT
                                     LINE (f)
-----------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE      $13,235,391.05      $40,700,884.04
-----------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)                      0.00       $3,021,454.36
-----------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD                 (505.00)     ($2,003,917.68)
-----------------------------------------------------------------------
ENDING BANK LEDGER BALANCE         $13,234,886.05      $41,718,420.72
-----------------------------------------------------------------------

(1) Includes transfers between accounts which net to zero.


                                  BALANCES PER GENERAL LEDGER...
                                  ----------------------------------------------------------------------------------------
                                  Non-store depository accounts                                             $56,083,483.08
                                  ----------------------------------------------------------------------------------------
                                  Store depository accounts, cash in transit, and petty cash in stores          223,788.67
                                  ----------------------------------------------------------------------------------------
                                  Credit card receivables                                                       477,758.66
                                  ----------------------------------------------------------------------------------------
                                  Total                                                                     $56,785,030.41
                                  ----------------------------------------------------------------------------------------


-------------------------------------------------------                         ----------------------------------------------------
(a)  201 South College Street, Charlotte, NC 28288                              (d)  Prime Value Obligations Fund #853
     Account Number 2014201943442                                                    PO Box 8602, Boston, MA 02266-8602
                                                                                     Account Numbers 4486001, 4500673, and 4375733
-------------------------------------------------------                         ----------------------------------------------------

-------------------------------------------------------                         ----------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166                                 (e)  44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 1001014677                                                       Account Number 80002  2237-19
-------------------------------------------------------                         ----------------------------------------------------

-------------------------------------------------------                         ----------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166                         (f)  1133 Avenue of the Americas, New York, NY 10036
     Account Number 70M-07J96                                                        Loan Numbers 4639, 4659, 4661 and 4683
-------------------------------------------------------                         ----------------------------------------------------

                       EDISON BROTHERS STORES, INC. ET AL.
                       CASE NO. 99-529 THROUGH 99-536
                       SUMMARY OF CASH DISBURSMENTS
                       FOR THE MONTH ENDING OCTOBER 30, 1999

                                   --------------------------- First Union ---------------------------
                                   Accounts Payable Payments via
                                   -----------------------------  Foreign Mercandise   All Other Wires
                                         Checks          ACHs          Wires          and ACH Payments
                                         ------          ----          -----          ----------------
Rent                                    248,281.11
Freight                                  11,201.87
Merchandise                               1,858.50
Utilities & Services                    148,599.43
Bankruptcy Related
Payroll                                  25,827.65                                        239,323.34
Payroll Taxes                               662.04                                        158,227.45
General Taxes                            67,284.73
Customs Brokers
Other                                 1,209,806.89                                        283,847.81

Total Disbursments                    1,713,522.22        0.00           0.00             681,398.60


Reconciliation back to
Statement of Cash Receipts &
Disbursments:
Delete Total from above              (1,713,522.22)
Add back in Payroll Clearing             25,827.65
Add back all other check clearing     1,296,185.81


Total Disbursments                    1,322,013.46        0.00           0.00             681,398.60
                                                            Total First Union           2,003,412.06
Total Disbursments Per Summary                                                          2,003,412.06
Difference                                                                                      0.00





                                      Cashier's Checks
                                       From Mercantile   Nova Scotia   Congress         Total
Rent                                                                                 248,281.11
Freight                                                                               11,201.87
Merchandise                                                                            1,858.50
Utilities & Services                                                                 148,599.43
Bankruptcy Related                                                                         0.00
Payroll                                                                              265,150.99
Payroll Taxes                                                                        158,889.49
General Taxes                                                                         67,284.73
Customs Brokers                                                                            0.00
Other                                                        0.62       505.00     1,494,160.32

Total Disbursments                            0.00           0.62       505.00     2,395,426.49


Reconciliation back to
Statement of Cash Receipts &
Disbursments:
Delete Total from above                                                           (1,713,522.22)
Add back in Payroll Clearing                                                          25,827.65
Add back all other check clearing                                                  1,296,185.81


Total Disbursments                            0.00           0.62       505.00     2,003,917.68

Total Disbursments Per Summary                0.00           0.62       505.00     2,003,917.68
Difference                                    0.00           0.00         0.00             0.00




                                                                      EXHIBIT-7
                     OFFICE OF THE U.S. TRUSTEE - REGION 3

                          STATEMENT OF AGED PAYABLES

                     For the Month Ending October 30, 1999

Debtor Name:      Edison Brothers Stores, Inc. et al.

Case Number:      99-529 (MFW) through 99-536 (MFW)

-----------------------------------------------------------------------------------------------------------------
Account                                        Total        Current        Past Due      Past Due      Past Due
Name                       Description          Due       (0-30 days)       (31-60)       (61-90)     (91 & Over)
-----------------------------------------------------------------------------------------------------------------

A/P Domestic Merchandise   Mdse. Inventor      $  0.1            0.1
A/P Foreign Merchandise    Mdse. Inventor         0.3            0.3
A/P Expense                Misc Expenses          1.2            1.2






TOTALS                                         $  1.6            1.6         --            --               --



Note:  Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


ACCOUNTS PAYABLE RECONCILIATION:
1.    Opening Balance (total from prior report)                                                      $         --
                                                                                                     ------------
2.    New Accounts this Month                                                                                 1.6
                                                                                                     ------------
3.    Balance (add lines 1 and 2)                                                                             1.6
                                                                                                     ------------
4.    Amount Collected on Prior Accounts                                                                       --
                                                                                                     ------------
5.    Closing Balance (subtract line 4 from line 3)                                                  $        1.6
                                                                                                     ------------


Debtor Name: Edison Brothers Stores, Inc.                   Date:      12/14/99
Case No.: 99-073 (MFW)

=======================================================================================================================
                                                       10/2/99                                              10/30/99
                                                       Ending             Accrued/       Payments/           Ending
                                                       Balance            Withheld       Deposits            Balance
                                          =============================================================================
PAYROLL TAXES WITHHELD:

Federal/FICA                                           (77,281)            131,883        121,982            (67,380)
State                                                        0              30,712         30,712                  0
Local/Occup W/H                                              0               5,432          5,432                  0


UNEMPLOYMENT TAX:

Federal                                                      0                 102            102                  0
State                                                        0                   0              0                  0

SDI                                                          0                   0              0                  0

SALES & LOCAL USE TAXES: *                             499,842                   0             23            499,819

PROPERTY TAXES:                                              0                   0              0                  0

REAL ESTATE TAXES: **                                        0                   0              0                  0


* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
**Corporate properties only.